UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 21, 2021

Corteva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

974 Centre Road, Building 735

Wilmington, Delaware 19805

(Address of principal executive offices) (Zip Code)

(302) 485-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 21, 2021, Corteva, Inc. (the “Company”) issued a press release in response to Starboard Value LP’s open letter to Gregory R. Page, dated January 21, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the forthcoming solicitation of proxies from stockholders in respect of Corteva’s 2021 Annual Meeting of Stockholders, Corteva will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “proxy statement”), containing a form of blue proxy card. Corteva, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of Corteva’s 2021 Annual Meeting of Stockholders. Information regarding the names of Corteva’s directors and executive officers and their respective interests in Corteva by security holdings or otherwise will be set forth in the proxy statement. Details concerning the nominees of Corteva’s Board of Directors for election at Corteva’s 2021 Annual Meeting of Stockholders will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING CORTEVA’S PROXY STATEMENT AND ANY AMENDMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT CORTEVA. Stockholders may obtain free copies of the proxy statement and other relevant documents that Corteva files with the SEC on Corteva’s website at http://investors.corteva.com or from the SEC’s website at www.sec.gov.

Cautionary Statement About Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “guidance”, “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook,” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about Corteva’s strategy for growth, product development, regulatory approvals, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures, and financial results, as well as expected benefits from, the separation of Corteva from DowDuPont, are forward-looking statements.

Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond Corteva’s control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Corteva’s business, results of operations and financial condition. Some of the important factors that could cause Corteva’s actual results to differ materially from those projected in any such forward-looking statements include: (i) failure to successfully develop and commercialize Corteva’s pipeline; (ii) effect of competition and consolidation in Corteva’s industry; (iii) failure to obtain or maintain the necessary regulatory approvals for some Corteva’s products; (iv) failure to enforce Corteva’s intellectual property rights or defend against intellectual property claims asserted by others; (v) effect of competition from manufacturers of generic products; (vi) impact of Corteva’s dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (vii) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (viii) effect of the degree of public understanding and acceptance or perceived public acceptance of Corteva’s biotechnology and other agricultural products; (ix) effect of changes in agricultural and related policies of governments and international organizations; (x) effect of industrial espionage and other disruptions to Corteva’s supply chain, information technology or network systems; (xi) competitor’s establishment of an intermediary platform for distribution of Corteva’s products; (xii) effect of volatility in Corteva’s input costs; (xiii) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to Corteva; (xiv) failure of Corteva’s customers to pay their debts to Corteva, including customer financing programs; (xv) failure to realize the anticipated benefits of the internal reorganizations taken by DowDuPont in connection with the spin-off of Corteva, including failure to benefit from significant cost synergies; (xvi) risks related to the indemnification obligations of legacy

E.I. du Pont de Nemours and Company liabilities in connection with the separation of Corteva; (xvii) increases in pension and other post-employment benefit plan funding obligations; (xviii) effect of compliance with environmental laws and requirements and adverse judgments on litigation; (xix) risks related to Corteva’s global operations; (xx) effect of climate change and unpredictable seasonal and weather factors; (xxi) effect of counterfeit products; (xxii) failure to effectively manage acquisitions, divestitures, alliances and other portfolio actions; (xxiii) risks related to non-cash charges from impairment of goodwill or intangibles assets; (xxiv) risks related to COVID-19; (xxv) risks related to oil and commodity markets; and (xxvi) other risks related to the separation from DowDuPont. Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business. Where, in any forward-looking statement an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements or other estimates is included in the “Risk Factors” section of Corteva’s Annual Report on Form 10-K, as modified by subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated January 21, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corteva, Inc.

By:	/s/ Cornel B. Fuerer
Name:	Cornel B. Fuerer
Title:	Senior Vice President, General Counsel

Date: January 21, 2021

Exhibit 99.1

Corteva Confirms Receipt of Starboard Value’s Intent to Nominate Directors at Annual Meeting

WILMINGTON, Del., January 21, 2021 – Corteva, Inc. (NYSE: CTVA) today confirmed receipt of notice from Starboard Value of its intent to nominate individuals to stand for election to Corteva’s Board of Directors (the “Board”) at the Company’s upcoming 2021 Annual Meeting of Stockholders. The Company issued the following statement:

Greg Page, Independent Chairman of Corteva, said, “Corteva’s Board and management value the input of all our shareholders and we have met several times with Starboard. We understand their views, are in agreement on many points, and we look forward to continuing our dialogue. However, thus far, Starboard has not discussed with us specific operational recommendations for how to improve performance and the Board is unanimous in its view that Jim Collins’ proven track record and industry expertise make him exactly the right leader to assure the Company delivers on its potential during this critical period.”

“Leveraging our attractive assets and strong strategic positioning, Corteva has made significant progress in a short period of time as an independent company. We recognize that we have more work to do, and we intend to deliver on our commitments,” Page continued. “Looking ahead, we believe we are at an important inflection point in our Company’s trajectory as the extensive investments we have made to enhance productivity over the last 18+ months will begin to accelerate their impact on earnings. We believe we are just beginning to realize the value creation opportunity we have been targeting.”

James C. (“Jim”) Collins, Jr., Chief Executive Officer, said, “Corteva has delivered total shareholder returns of approximately 80%1 since the spinoff and we believe we are well-positioned to accelerate the realization of our value creation opportunity in 2021 and beyond. With an industry-leading pipeline and an unmatched global multi-channel, multi-brand distribution system, which allows us to give our customers what they need, when they need it, we are confident in our ability to continue to capitalize on our advantages to deliver above-market growth. At the same time, we are laser-focused on continuing to reduce costs and enhance productivity through both in-flight and new initiatives. Together with our top-line growth opportunities enabled by our new product portfolio, we are confident that these initiatives will drive meaningful margin expansion in the near-term and significant value for shareholders.”

An overview of Corteva’s strategy and performance highlights:

•

Successfully Executing Strategic Plan: Corteva’s strategic plan is focused on successfully delivering its pipeline of high value added, high margin differentiated products; providing multiple points of grower access through its multi-channel, multi-brand distribution; disciplined cost management through synergy realization and productivity improvement; and balanced capital allocation.

[1]	Total Shareholder Return is calculated using the volume weighted average price at June 3, 2019 through January 20, 2021 with dividends reinvested.

•

Generating Strong Results: The plan is already yielding benefits for shareholders, and Corteva expects this momentum to continue. Corteva delivered 6%[2] organic net sales growth in Seed and 7%[2] in Crop Protection through the first nine months of 2020. Operating EBITDA is up 5%[3] in the same period.

•

Delivering on Superior Product Pipeline: Since closing the merger of Dow and DuPont, the Company has enhanced its product portfolio, launching 16 new products, including key seed technologies such as Qrome®, and PowerCore™ Ultra corn, and Enlist E3® soybeans[4], as well as Rinskor™ and Arylex™ herbicides and Inatreq™ fungicide in Crop Protection; and has been successfully executing on the multi-channel, multi-brand approach through the launch of Brevant in Latin America and the U.S.

•

Actions Taken to Generate Productivity and Optimize the Enterprise for Growth: Since 2017, the Company has reduced Seed production sites by 24%, Crop Protection manufacturing sites by 31%, R&D sites by 32%, commercial offices by 55%, and headcount by 16%. A portion of these savings have been reinvested to accelerate future growth, including investments in its route-to-market and multi-channel, multi-brand strategy; new product launches and ramp-up globally; capacity expansion of Spinosyns insecticide; and ERP harmonization investment to align disparate IT systems.

•

Substantial and Ongoing Return of Capital to Shareholders: The Company’s disciplined approach to capital allocation balances capital returns to shareholders in the form of dividends and share repurchases, targeted investments in internal and external innovation to support profitable growth, and balance sheet strength to ensure efficient access to capital throughout the business cycle. Corteva has returned approximately $882 million to investors since becoming a public company in June 2019 through December 2020 and recently announced that it expects to complete the Company’s existing $1 billion share repurchase program by the end of 2021, subject to market conditions, six months ahead of the Company’s original expected timeline.

Corteva’s fourth quarter and full-year 2020 earnings call will be held on February 4, 2021, and the Company looks forward to updating shareholders on its progress and 2021 outlook at that time.

The Company’s 2021 Annual Meeting of Stockholders has not yet been scheduled, and Corteva shareholders are not required to take any action at this time. The Board’s Nomination and Governance Committee will review Starboard’s proposed candidates in accordance with its corporate governance principles. The Board is committed to ongoing refreshment and enhancing its mix of skills and capabilities and will present its recommended slate of director nominees in the Company’s definitive proxy statement to be filed with the Securities and Exchange Commission and provided to all shareholders eligible to vote at the Company’s 2021 Annual Meeting of Stockholders.

[2]	Organic Sales is a non-GAAP measure (see following pages for further discussion). Net sales growth for the first nine months of 2020 for Seed and Crop Protection were 3% and flat, respectively.
[3]	Operating EBITDA is a non-GAAP measure (see following pages for further discussion). Income from continuing operations after income taxes for the first nine months of 2020 is up 866%.
[4]	The transgenic soybean event in Enlist E3® soybeans is jointly developed and owned by Dow AgroSciences LLC and M.S. Technologies, L.L.C. Royalty income for Enlist E3® is shared with MS Technologies.

About Corteva

Corteva, Inc. (NYSE: CTVA) is a publicly traded, global pure-play agriculture company that provides farmers around the world with the most complete portfolio in the industry – including a balanced and diverse mix of seed, crop protection and digital solutions focused on maximizing productivity to enhance yield and profitability. With some of the most recognized brands in agriculture and an industry-leading product and technology pipeline well positioned to drive growth, the Company is committed to working with stakeholders throughout the food system as it fulfills its promise to enrich the lives of those who produce and those who consume, ensuring progress for generations to come. Corteva became an independent public company on June 1, 2019, and was previously the Agriculture Division of DowDuPont. More information can be found at www.corteva.com.

Follow Corteva on Facebook, Instagram, LinkedIn, Twitter and YouTube.

#    #    #

Media Contact:

Gregg M. Schmidt

+1 302-485-3260

gregg.m.schmidt@corteva.com

Investor Relations Contact:

Jeff Rudolph

+1 302-373-6110

jeff.rudolph@corteva.com

Additional Information and Where to Find It

In connection with the forthcoming solicitation of proxies from stockholders in respect of Corteva’s 2021 Annual Meeting of Stockholders, Corteva will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “proxy statement”), containing a form of blue proxy card. Corteva, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of Corteva’s 2021 Annual Meeting of Stockholders. Information regarding the names of Corteva’s directors and executive officers and their respective interests in Corteva by security holdings or otherwise will be set forth in the proxy statement. Details concerning the nominees of Corteva’s Board of Directors for election at Corteva’s 2021 Annual Meeting of Stockholders will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING CORTEVA’S PROXY STATEMENT AND ANY AMENDMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT CORTEVA. Stockholders may obtain free copies of the proxy statement and other relevant documents that Corteva files with the SEC on Corteva’s website at http://investors.corteva.com or from the SEC’s website at www.sec.gov.

Cautionary Statement About Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “guidance”, “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook,” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about Corteva’s strategy for growth, product development, regulatory approvals, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures, and financial results, as well as expected benefits from, the separation of Corteva from DowDuPont, are forward-looking statements.

Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond Corteva’s control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Corteva’s business, results of operations and financial condition. Some of the important factors that could cause Corteva’s actual results to differ materially from those projected in any such forward-looking statements include: (i) failure to successfully develop and commercialize Corteva’s pipeline; (ii) effect of competition and consolidation in Corteva’s industry; (iii) failure to obtain or maintain the necessary regulatory approvals for some Corteva’s products; (iv) failure to enforce Corteva’s intellectual property rights or defend against intellectual property claims asserted by others; (v) effect of competition from manufacturers of generic products; (vi) impact of Corteva’s dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (vii) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (viii) effect of the degree of public understanding and acceptance or perceived public acceptance of Corteva’s biotechnology and other agricultural products; (ix) effect of changes in agricultural and related policies of governments and international organizations; (x) effect of industrial espionage and other disruptions to Corteva’s supply chain, information technology or network systems; (xi) competitor’s establishment of an intermediary platform for distribution of Corteva’s products; (xii) effect of volatility in Corteva’s input costs; (xiii) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to Corteva; (xiv) failure of Corteva’s customers to pay their debts to Corteva, including customer financing programs; (xv) failure to realize the anticipated benefits of the internal reorganizations taken by DowDuPont in connection with the spin-off of Corteva, including failure to benefit from significant cost synergies; (xvi) risks related to the indemnification obligations of legacy E.I. du Pont de Nemours and Company liabilities in connection with the separation of Corteva; (xvii) increases in pension and other post-employment benefit plan funding obligations; (xviii) effect of compliance with environmental laws and requirements and adverse judgments on litigation; (xix) risks related to Corteva’s global operations; (xx) effect of climate change and unpredictable seasonal and weather factors; (xxi) effect of counterfeit products; (xxii) failure to effectively manage acquisitions, divestitures, alliances and other portfolio actions; (xxiii) risks related to non-cash charges from impairment of goodwill or intangibles assets; (xxiv) risks related to COVID-19; (xxv) risks related to oil and commodity markets; and (xxvi) other risks related to the separation from DowDuPont. Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business. Where, in any forward-looking statement an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements or other estimates is included in the “Risk Factors” section of Corteva’s Annual Report on Form 10-K, as modified by subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K.

Regulation G (Non-GAAP Measures)

This communication includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. These measures may include organic sales, organic growth (including by segment and region), operating EBITDA, pro forma operating, EBITDA, operating EBITDA margin, operating earnings per share, pro forma operating earnings per share, base tax rate, and pro forma base tax rate. Management uses these measures internally for planning and forecasting, including allocating resources and evaluating incentive compensation. Management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year over year results. These non-GAAP measures supplement the Company’s U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Reconciliations for these non-GAAP measures to U.S. GAAP are provided below. For first quarter 2019 and prior year, these non-GAAP measures are being reconciled to a pro forma GAAP financial measure prepared and presented in accordance with Article 11 of Regulation S-X. See Article 11 Pro Forma Combined Statements of Operations within the Financial Statement Schedules, filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the SEC on November 4, 2020 (the “Financial Statement Schedules”).

Corteva is not able to reconcile its forward-looking non-GAAP financial measures to their most comparable U.S. GAAP financial measures, as it is unable to predict with reasonable certainty items outside of the company’s control, such as significant items, without unreasonable effort. For significant items reported in the periods presented, refer to the following pages. Beginning January 1, 2020, the company presents accelerated prepaid royalty amortization expense as a significant item. Accelerated prepaid royalty amortization represents the noncash charge associated with the recognition of upfront payments made to Monsanto in connection with the Company’s non-exclusive license in the United States and Canada for Monsanto’s Genuity® Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. During the five-year ramp-up period of Enlist E3TM, Corteva is expected to significantly reduce the volume of products with the Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits beginning in 2021, with expected minimal use of the trait platform after the completion of the ramp-up.

Organic sales is defined as price and volume and excludes currency and portfolio impacts. Operating EBITDA is defined as earnings (i.e., income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating benefits, net and foreign exchange gains (losses) net, excluding the impact of significant items (including goodwill impairment charges). Non-operating benefits, net consists of non-operating pension and other post-employment benefit (OPEB) credits, tax indemnification adjustments, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense. Operating EBITDA margin is defined as Operating EBITDA as a percentage of net sales. Although amortization of the Company’s intangible assets is excluded from these non-GAAP measures, management believes it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in amortization of additional intangible assets. Base tax rate is defined as the effective tax rate excluding the impacts of foreign exchange gains (losses) net, non-operating benefits, net, amortization of intangibles as of the Separation from DowDuPont, and significant items (including goodwill impairment charges).

Corteva

Non-GAAP Calculation of Corteva Operating EBITDA

In millions	Nine Months Ended September 30,
	2020	2019
	As Reported	Pro Forma
Income from continuing operations, after income taxes (GAAP)	$657	$68
Provision for income taxes on continuing operations	88	146

Income from continuing operations before income taxes (GAAP)	$745	$214

+ Depreciation and Amortization	868	711
- Interest income	(38)	(46)
+ Interest expense	35	67
+ / - Exchange losses, net[2]	127	37
+ / - Non-operating benefits, net	(237)	(106)
+ Significant items charge	351	886

Corteva Operating EBITDA (Non-GAAP)[1]	$1,851	$1,763

1.

Corteva Operating EBITDA is defined as earnings (i.e., income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating benefits (costs) - net and foreign exchange gains (losses), excluding the impact of significant items. Non-operating benefits (costs) - net consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, environmental remediation and legal costs associated with Historical DuPont businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

2.

The nine months ended September 30, 2019, on an operating basis (Non-GAAP), exclude a $(33) million exchange loss associated with the devaluation of the Argentine peso, as it is included within significant items.

Corteva

Segment Information

Corteva significant items (Pretax)

In millions	Nine Months Ended September 30,
	2020	2019
	As Reported	Pro Forma
Seed
Loss on divestiture	—	(24)
Restructuring and asset-related charges - net	(154)	(123)
Amortization of inventory step up	—	(67)

Total Seed	(154)	(214)

Crop Protection
Loss on divestiture	(53)	—
Restructuring and asset-related charges - net	(98)	(24)

Total Crop Protection	(151)	(24)

Corporate
Integration and separation costs	—	(582)
Loss on early extinguishment of debt	—	(13)
Restructuring and asset-related charges - net	(46)	(20)
Argentina currency devaluation	—	(33)

Total Corporate	(46)	(648)

Total significant items by segment (Pretax)	(351)	(886)

1.	Refer to page A-11 of the Financial Statement Schedules for further information on significant items, including tax only items.

Corteva

Segment Information - Price, Volume Currency Analysis

Region

	Nine Months Ended September 30, 2020 vs. Nine Months Ended September 30, 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change (Non-GAAP)[2]		Local Price & Product Mix	Volume	Currency	Portfolio / Other
	$ (millions)%		$ (millions)%
North America[1]	$18	0%	$45	1%	0%	1%	-1%	0%
EMEA[1]	89	4%	195	8%	2%	6%	-4%	0%
Latin America	(26)	-1%	296	17%	6%	11%	-18%	0%
Asia Pacific	66	7%	119	13%	2%	11%	-4%	-2%

Rest of World	129	3%	610	12%	4%	8%	-9%	0%

Total	$147	1%	$655	6%	2%	4%	-4%	-1%

Seed
	Nine Months Ended September 30, 2020 vs. Nine Months Ended September 30, 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change (Non-GAAP)[2]		Local Price & Product Mix	Volume	Currency	Portfolio / Other
	$ (millions)%		$ (millions)%
North America[1]	$52	1%	$65	2%	1%	1%	-1%	0%
EMEA[1]	62	5%	126	11%	4%	7%	-6%	0%
Latin America	32	5%	124	20%	5%	15%	-15%	0%
Asia Pacific	23	8%	37	14%	6%	8%	-6%	0%

Rest of World	117	6%	287	14%	5%	9%	-8%	0%

Total	$169	3%	$352	6%	2%	4%	-3%	0%

Crop Protection
	Nine Months Ended September 30, 2020 vs. Nine Months Ended September 30, 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change (Non-GAAP)[2]		Local Price & Product Mix	Volume	Currency	Portfolio / Other
	$ (millions)%		$ (millions)%
North America[1]	$(34)	-2%	$(20)	-1%	-1%	0%	0%	-1%
EMEA[1]	27	2%	69	6%	1%	5%	-3%	-1%
Latin America	(58)	-5%	172	15%	7%	8%	-20%	0%
Asia Pacific	43	6%	82	12%	0%	12%	-3%	-3%

Rest of World	12	0%	323	11%	3%	8%	-10%	-1%

Total	$(22)	0%	$303	7%	2%	5%	-6%	-1%

1.	North America is defined as U.S. and Canada. EMEA is defined as Europe, Middle East and Africa.
2.	Organic sales is defined as price and volume and excludes currency and portfolio impacts.